Inventories	12 Months Ended
Dec. 31, 2020
Inventories.
Inventories

5. Inventories

Inventories include the following:

	2019	2020
	EUR k	EUR k
Raw materials	6,177	13,790
Finished goods	20	741
Total	6,197	14,531

Raw materials were written down by EUR 787k  (2019: EUR 4, 136k) due to obsolescence and net selling prices being lower than carrying cost related to a specific collaboration arrangement and are recognized in cost of sales.